Exhibit 10.3

February 7, 2020

Mr. William D. Rahm

Centerbridge Partners, L.P.

375 Park Avenue, 11th Floor

New York, NY 10152

Mr. Rahm:

Reference is made to that certain Subscription Agreement, dated as of November 20, 2020 (the “Subscription Agreement”), entered into by and among Landscape Acquisition Holdings Limited, a company incorporated with limited liability under the laws of the British Virgin Islands (the “Company”), and Centerbridge Partners Real Estate Fund I, L.P., Centerbridge Partners Real Estate Fund SBS, L.P. and Centerbridge Special Credit Partners III, L.P. (collectively, the “Centerbridge Entities”), pursuant to which the Centerbridge Entities have agreed to purchase from the Company ordinary shares of the Company on the Closing Date. Capitalized terms used but not defined in this letter agreement (the “Letter Agreement”) shall have the respective meanings ascribed thereto in the Subscription Agreement.

Section 10 of the Subscription Agreement provides that in connection with the Closing, the Company and the Centerbridge Entities will enter into a registration rights agreement prior to the Closing (on terms reasonably satisfactory to the Company and the Centerbridge Entities) providing the Centerbridge Entities with certain registration rights.

This Letter Agreement reflects the parties agreement that:

(a)

The Company shall maintain a listing of the Ordinary Shares on the London Stock Exchange plc’s main market for listed securities until the Shares (i) have been registered for resale under the Securities Act pursuant to an effective registration statement and (ii) are free from any and all restrictive legends and stop transfer orders. The Company shall cause such registration statement or another registration statement (which may be a “shelf” registration statement) to remain effective until the earlier of (i) two (2) years from the listing of the Ordinary Shares for trading on a securities exchange in the United States and (ii) the first date on which the Subscriber can sell all of its Shares (or shares received in exchange therefor) under Rule 144 of the Securities Act without limitation as to the manner of sale or the amount of such securities that may be sold.

(b)

The parties will negotiate and enter into the registration rights agreement referenced in Section 10 of the Subscription Agreement (the “Registration Rights Agreement”) following the Closing but prior to such time as the Company becomes subject to the requirements of Section 13, 14 or 15(d) of the Exchange Act.

(c)

As set forth in Section 10 of the Subscription Agreement, the Registration Rights Agreement will provide, among other things, (i) to the extent the Company, and/or any successor entity, is subject to the requirements of Section 13, 14 or 15(d) of the Exchange Act, for the registration of the Shares for resale under the Securities Act, (ii) one (1) underwritten demand offering for the Subscriber in any twelve-month period, provided that any such demand registration in which the Subscriber is subject to cutback in excess of twenty-five percent (25%) of the securities it requested to register shall not count as a demand registration of the purposes of this clause, and (iii) customary piggyback rights on all registrations of sales of Company equity.

(d)

The terms and conditions of the Registration Rights Agreement will otherwise be equivalent to the terms and conditions set forth in “Article VI – Registration Rights” of that certain Shareholder Agreement dated as of the Closing Date by and among the Company, William Berkman, Berkman Family Investments, LLC, TOMS Acquisition I LLC, Imperial Landscape Sponsor LLC, as Investors, Berkman Family Investments, LLC, as AG Investors’ Representative, and TOMS Acquisition II LLC, as Landscape Investors’ Representative are to the Investors thereunder, in the form as of the date hereof, and shall include (A) the provisions of clause (c) above, (B) that the Company will be required to effect an underwritten offering for the Shares at the request of the Centerbridge Entities pursuant to the terms of the Registration Rights Agreement only (i) for offerings with anticipated proceeds in excess of $35,000,000 and (ii) until such time as the Centerbridge Entities and their affiliated entities collectively own less than 50% of the Shares issued to the Centerbridge Entities at the Closing, at which point the Centerbridge Entities will no longer have the right to demand that the Company effect an underwritten public offering of the Shares, (C) that the Company shall maintain a registration statement pursuant to Rule 415 under the Securities Act relating to the offer and sale of the Shares issued to the Centerbridge Entities at Closing from time to time in accordance with the methods of distribution elected by the Centerbridge Entities, and the Company shall cause such registration statement to become effective under the Securities Act prior to or upon the date on which the Company is listed on the New York Stock Exchange and (D) that the Centerbridge Entities’ piggyback rights on all registrations of sales of Company equity shall be effective as of the date of the Registration Rights Agreement. For the avoidance of doubt, notwithstanding anything herein to the contrary, none of the rights in (c) or (d) will be effective until after the Company, and/or any successor entity, is subject to the requirements of Section 13, 14 or 15(d) of the Exchange Act, for the registration of the Shares for resale under the Securities Act.

(e)

In the event the parties do not enter into the Registration Rights Agreement prior to such time as the Company becomes subject to the requirements of Section 13, 14 or 15(d) of the Exchange Act, the parties hereby acknowledge and agree that the provisions of this Letter Agreement shall be deemed to be fully in effect and constitute an agreement between the parties with respect to the Centerbridge Entities’ registration rights.

(f)

The parties hereby acknowledge and agree that the failure of any party to perform its agreements and covenants hereunder will cause irreparable injury to the other parties, for which monetary damages, even if available, will not be an adequate remedy. Accordingly, each party hereby consents to the granting of injunctive relief by any court of competent jurisdiction to prevent breaches of this Letter Agreement, to enforce specifically the terms and provisions hereof and to compel performance of such party’s obligations. The parties further waive any requirement for the securing or posting of any bond in connection with any such remedy, and that such remedy shall be in addition to any other remedy to which a party is entitled at law or in equity.

(g)	All other terms of the Subscription Agreement shall remain in full force and effect.

THIS LETTER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE.

This Letter Agreement may be executed in any number of separate counterparts (including by means of portable document format (.pdf)), each of which is an original but all of which taken together shall constitute one and the same instrument.

[Signature Page Follows]

Very truly yours,

LANDSCAPE ACQUISITION HOLDINGS LIMITED

By:	/s/ Noam Gottesman
Name: Noam Gottesman
Title: Director

[Signature Page to Letter Agreement re: Registration Rights]

Agreed to and accepted:

CENTERBRIDGE PARTNERS REAL ESTATE FUND, L.P. By: Centerbridge Partners Real Estate Associates, L.P., its general partner By: CSCP III Cayman GP Ltd., its general partner

By:	/s/ William D. Rahm
Name: William D. Rahm
Title: Authorized Signatory

CENTERBRIDGE PARTNERS REAL ESTATE FUND SBS, L.P. By: CCP SBS GP, LLC, its general partner

By:	/s/ William D. Rahm
Name: William D. Rahm
Title: Authorized Signatory

CENTERBRIDGE SPECIAL CREDIT PARTNERS III, L.P. By: Centerbridge Special Credit Partners General Partner III, L.P., its general partner By: CSCP III Cayman GP Ltd., its general partner

By:	/s/ Vivek Melwani
Name: Vivek Melwani
Title: Authorized Signatory

[Signature Page to Letter Agreement re: Registration Rights]